[LOGO] CMA(R)

CMA MICHIGAN
MUNICIPAL MONEY FUND

Semi-Annual Report

[GRAPHIC OMITTED]


September 30, 1998

[LOGO] Merrill Lynch

To Our Shareholders:

For the six-month period ended September 30, 1998, CMA Michigan Municipal Money Fund paid shareholders a net annualized yield of 2.97%.* As of September 30, 1998, the Fund's 7-day yield was 3.20%.

Economic Environment

During the six-month period ended September 30, 1998, the state of Michigan's economy continued to perform well. The jobless rate in the second quarter of 1998 was 3.6%, the lowest quarterly jobless rate in Michigan since 1970. Since August 1997, industry jobs increased by 92,000 in Michigan, with approximately 85% of the increase in services and retail trade. More recently, the state's unemployment rate in August 1998 decreased by 0.6% to 3.6% because of the settlement of the General Motors strike, which caused numerous layoffs and plant closings in the months of June and July. Although it is unknown how much this will affect Michigan's economy going forward, it was estimated that the strike will end up costing General Motors almost $2.6 billion.

According to the Michigan Retail Index survey for the month of August, retailers had their best August since 1994 in terms of sales, with 58% of participants reporting year-to-year increases. Although this is a decrease from the 62% reported in June and July, it still represents the fourth best month in 1998. Looking ahead to the next three months, retailers are more optimistic than they have been all year. The survey reported that 79% of retailers said they expected increased sales for September-November, up from 76% who had a positive outlook for the August-October period. The state's financial operations also continued to improve, primarily because of the end of the practice of overspending annual appropriations, once a chronic feature of Michigan budgets. Additionally, the state of Michigan put measures in place to control the amount of spending on Medicaid. For example, Medicaid spending, which grew as much as 15% in fiscal 1991, will not grow at all in fiscal 1998, and is proposed to increase only 2% in Governor Engler's recommended budget for fiscal year 1999.

Investment Strategy

During the first half of the period, we maintained a relatively neutral average portfolio maturity for the Fund. Despite fundamentals for the US economy remaining positive, we believed the ongoing crisis in Asia would keep monetary policy on hold for the near term. Because of continued flatness in the short-term tax-exempt yield curve, we held our position by predominantly purchasing tax-exempt commercial paper maturing within two months-four months while awaiting the expected issuance of cash-flow notes that traditionally enter the market during the summer months. The issuance of these fixed-rate notes ordinarily drives up the yield on securities of this kind, providing the Fund with a more attractive opportunity to extend maturity. However, given both the low inflation expectations in our market and the decrease in issuance caused by thriving state economies, yield spreads between fixed-rate and variable-rate products remained relatively narrow. Nevertheless, we took part in the purchase of these fixed-rate notes because of our need to replace the Fund's maturing cash flow notes from the previous year, combined with our belief that these issues could

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

be some of the more attractive yields we will see on fixed-rate products over the next six months. For the six-month period ended September 30, 1998, the state of Michigan's issuance totaled $539.7 million, a decrease from the $1.1 billion issued during the previous six-month period.

As the September period came to an end, it became evident that the problems that originated in Pacific Rim countries will significantly affect the world's financial markets and economies. As a result, US Treasury yields dropped, while the rate on the 30-year US Treasury bond closed just below 5% on September 30, 1998. Consequently, we continued to increase the Fund's percentage of fixed-rate securities in order to lock in more attractive yields than were expected over the next six months. The Fund, which began the period in the 35-day range, concluded the period with a weighted average maturity in the 60-day range. On September 29, 1998, the Federal Reserve Board eased monetary policy by lowering the Federal Funds rate by 25 basis points (0.25%), and did so again in October with another 25 basis point cut, which investors viewed positively. Finally, diversification and credit quality remain paramount to the Fund, and we will continue to monitor the ever-changing marketplace.

In Conclusion

We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

November 10, 1998

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998                  (IN THOUSANDS)

                Face                                                                                             Value
State          Amount                           Issue                                                          (Note 1a)
-----------------------------------------------------------------------------------------------------------------------
Michigan--    $ 1,300   Allegan County, Michigan, Intermediate School District, TAN, 3.77%
97.7%                   due 4/01/1999 ......................................................................    $ 1,301
                1,320   Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds
                        (Georgetown Estates Project), VRDN, Series 1997-A, 3.95% due 2/01/2027 (a) .........      1,320
                  890   Bedford Township, Michigan, Economic Development Corporation Revenue
                        Bonds (Form-Tech Steel Inc. Project), VRDN, 4.20% due 3/01/2010 (a) ................        890
                4,500   Berrien County, Michigan, Economic Development Corporation, EDR
                        (Arlington Corporation Project), VRDN, AMT, 4.25% due 9/01/2016 (a) ................      4,500
                1,500   Chippewa Valley, Michigan, School Building and Site Bonds, UT, 8.10%
                        due 5/01/1999 ......................................................................      1,538
                1,500   Crawford Ausable, Michigan, School District, SAN, 4% due 11/24/1998 ................      1,500
                  910   Dearborn, Michigan, Civic Center Bonds, UT, 6% due 6/01/1999 (c) ...................        924
                        Delta County, Michigan, Economic Development Corporation, Environmental
                        Improvement Revenue Refunding Bonds (Mead Escambia Paper), VRDN (a):
                1,000       Series C, 4.10% due 12/01/2023 .................................................      1,000
                1,200       Series D, 4.15% due 12/01/2023 .................................................      1,200
                8,000   Detroit, Michigan, City School District, SAN, 4.50% due 7/01/1999 ..................      8,049
                        Detroit, Michigan, Water Supply System Revenue Bonds, VRDN (a):
                2,000       MSTR, Series SG-64, 4.12% due 7/01/2025 (c) ....................................      2,000
                2,000       MSTR, Series SGB-6, 4.17% due 7/01/2025 (c) ....................................      2,000
               17,000       Series A-39, 4.35% due 7/01/2027 ...............................................     17,000
               10,098       Tender Option Certificates, UT, 4.15% due 7/01/2002 (c) ........................     10,098
               15,840   Eagle Tax-Exempt Trust, Grand Rapids, Michigan, Sanitation and Sewer System,
                        VRDN, Series A, 4.07% due 1/01/2022 (a) ............................................     15,840
                1,600   Eaton, Michigan, Intermediate School District, TAN, 3.84% due 4/01/1999 ............      1,601
                1,205   Farmington Hills, Michigan, Economic Development Corporation, Limited
                        Obligation Revenue Refunding Bonds (Brookfield Building Association), VRDN,
                        4% due 11/01/2010 (a) ..............................................................      1,205
                1,900   Flint, Michigan, Economic Development Corporation, EDR (Plastics Research),
                        VRDN, AMT, 4% due 9/01/2004 (a) ....................................................      1,900
                2,300   Georgetown Charter Township, Michigan, IDR, Limited Obligation (J&F Steel
                        Corporation), VRDN, AMT, 4.15% due 2/01/2009 (a) ...................................      2,300
                3,325   Grand Rapids, Michigan, Economic Development Corporation, EDR,
                        Refunding (Amway Hotel Corporation Project), VRDN, Series B, 3.95%
                        due 8/01/2017 (a) ..................................................................      3,325
                  555   Grand Rapids, Michigan, Economic Development Corporation, Limited Obligation
                        Revenue Refunding Bonds (Calder), VRDN, Series A, 3.95% due 10/01/2011 (a) .........        555
                2,425   Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                        AMT, 4% due 7/01/2009 (a) ..........................................................      2,425
                2,000   Holly, Michigan, Area School District, SAN, 4.10%
                        due 8/26/1999 ......................................................................      2,004
                5,500   Jackson, Michigan, Public School District, SAN, Series B, 4.25% due 7/02/1999 ......      5,524

Portfolio Abbreviations for CMA Michigan Municipal Money Fund

AMT        Alternative Minimum Tax (subject to)
CP         Commercial Paper
EDR        Economic Development Revenue Bonds
FLOATS     Floating Rate Securities
HDA        Housing Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
MSTR       Municipal Securities Trust Receipts
PCR        Pollution Control Revenue Bonds
SAN        State Aid Notes
TAN        Tax Anticipation Notes
TEAMS      Tax-Exempt Adjustable Municipal Securities
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998 (CONTINUED)      (IN THOUSANDS)

                Face                                                                                             Value
State          Amount                           Issue                                                          (Note 1a)
-----------------------------------------------------------------------------------------------------------------------
Michigan      $   785   Lenawee County, Michigan, Economic Development Corporation, Limited
(continued)             Obligation Revenue Bonds (The Wyatt Project), VRDN, 4.15% due 5/01/2002 (a) ........    $   785
                  800   Lewis Cass, Michigan, Intermediate School District, Special Education, TAN,
                        4.10% due 4/06/1999 ................................................................        801
                1,100   Manchester, Michigan, Community Schools, SAN, 4.01% due 8/11/1999 ..................      1,102
                  975   Marquette County, Michigan, Economic Development Corporation, Limited
                        Obligation Revenue Bonds (Pioneer Laboratories Inc. Project), VRDN, AMT,
                        Series A, 4% due 6/01/2012 (a) .....................................................        975
                  920   Michigan Higher Education Facilities Authority, Limited Obligation Revenue
                        Bonds (Davenport Collateral Business Project), VRDN, 4% due 3/01/2027 (a) ..........        920
                  550   Michigan Municipal Bond Authority Revenue Bonds (Local Government Loan
                        Program), Series B, 6.90% due 5/01/1999 (b) ........................................        560
                        Michigan Municipal Bond Authority Revenue Notes:
               24,175       Series B-1, 4.50% due 7/02/1999 ................................................     24,330
                7,000       Series D-2, 4.25% due 8/27/1999 ................................................      7,041
                        Michigan State Building Authority Revenue Bonds:
                9,830       CP, Series I, 3.70% due 10/01/1998 .............................................      9,830
                3,000       (Facilities Program), Series I, 4.50% due 10/01/1998 ...........................      3,000
                        Michigan State, HDA, Limited Obligation Revenue Bonds:
                4,000       (Bloomfield), CP, TEAMS, 3.60% due 11/13/1998 ..................................      4,000
                1,200       (Laurel Valley), TEAMS, VRDN, 3.90% due 12/01/2007 (a) .........................      1,200
                4,000       (Sand Creek Apartments, Phase 1 Project), VRDN, AMT, 4.10% due 1/01/2029 (a) ...      4,000
                2,000       (Woodland Meadows Apartments Project), VRDN, AMT, 3.85% due 3/01/2013 (a) ......      2,000
                        Michigan State, HDA, M/F Housing Revenue Bonds, CP, AMT, Series A:
               13,000       3.60% due 11/09/1998 ...........................................................     13,000
                6,645       3.40% due 11/19/1998 ...........................................................      6,645
                3,005       3.45% due 12/14/1998 ...........................................................      3,005
                4,500   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, VRDN,
                        Series B, 3.95% due 4/01/2019 (a) ..................................................      4,500
                1,150   Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                        (Botsford Hospital Obligation), Series A, 4.25% due 2/15/1999 (c) ..................      1,153
                        Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (a):
                3,000       (AACOA Estrusions Inc. Project), AMT, 4% due 2/01/2008 .........................      3,000
                7,000       (AVL North America Inc. Project), 4% due 4/01/2011 .............................      7,000
                  900       (Adaptive Manufacturing L.L.C. Project), AMT, 4.15% due 8/01/2016 ..............        900
                  865       (Akemi Inc. Project), AMT, 4.15% due 3/01/2021 .................................        865
                1,465       (Applied Textiles Inc. Project), AMT, 4.05% due 7/01/2008 ......................      1,465
                3,000       (Automatic Handling Inc. Project), AMT, 4.15% due 7/01/2009 ....................      3,000
                  450       (BBPV Project), AMT, Series A-2, 4.20% due 1/01/2014 ...........................        450
                1,355       (BCM&N Project), AMT, 4% due 6/01/2020 .........................................      1,355
                2,500       (Baron Drawn Steel), IDR, AMT, 4.15% due 12/01/2006 ............................      2,500
                2,500       (Cincinnati Milacron Inc. Project), AMT, 4.20% due 4/15/2005 ...................      2,500
                2,600       (Dott Industries Inc. Project), AMT, 4% due 6/01/2001 ..........................      2,600
                1,500       (Gollin Block & Supply Company), AMT, 4% due 7/01/2012 .........................      1,500
                1,225       (Hercules Drawn Steel Project), AMT, 4.20% due 8/01/2006 .......................      1,225
                1,380       (Inalfa-Hollandia Inc. Project), AMT, 4.15% due 5/01/2016 ......................      1,380
                2,000       (Ingersoll CM System Inc. Project), AMT, 4% due 12/01/2011 .....................      2,000
                5,500       (Karona Inc.), AMT, 4.15% due 12/01/2015 .......................................      5,500
                  115       (Kay Screen Printing Inc.), AMT, Series A, 4.10% due 1/01/1999 .................        115
                2,940       (Monarch Hydraulics Inc. Project), AMT, 4.05% due 7/01/2016 ....................      2,940
                4,000       (Norbert Industries Inc. Project), AMT, UT, 4.10% due 4/01/2006 ................      4,000

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998 (CONCLUDED)      (IN THOUSANDS)

                Face                                                                                             Value
State          Amount                           Issue                                                          (Note 1a)
------------------------------------------------------------------------------------------------------------------------
Michigan                Michigan State Strategic Fund, Limited Obligation Revenue Bonds,
(concluded)             VRDN (a) (concluded):
              $ 6,000       (Norcer Manufacturing Project), 3.80% due 12/01/2000 ...........................    $  6,000
                1,000       (Northern Pure Ice Company Project), AMT, 4.10% due 3/01/2015 ..................       1,000
                  915       (Nuvar Properties L.C.C. Project), AMT, 4.05% due 7/01/2026 ....................         915
                2,300       (Park Realty L.L.C.), AMT, Series A, 4.05% due 9/01/2026 .......................       2,300
                1,005       (Perfection Steel Inc. Project), AMT, 4.05% due 3/01/2002 ......................       1,005
                2,025       (R.H. Wyner Associates Inc. Project), AMT, 4% due 10/01/2026 ...................       2,025
                1,100       Refunding (Detroit Edison Company), Series CC, 4.10% due 9/01/2030 .............       1,100
                1,000       Refunding (Grandview Plaza Project), 4.15% due 12/15/2010 ......................       1,000
                4,850       Refunding (Lake Shore Inc.), AMT, 4.15% due 11/01/2019 .........................       4,850
                  385       Refunding (Park Village Pines Project), 3.95% due 5/01/2006 ....................         385
                5,970       (Riverwalk Properties L.L.C. Project), AMT, 4.15% due 8/01/2021 ................       5,970
                  400       Series C-4, 4.20% due 1/01/2009 ................................................         400
                1,250       (TEI Investments L.L.C.), AMT, 4.15% due 2/01/2022 .............................       1,250
                4,125       (Temperance Enterprises Co.), AMT, 4.15% due 8/01/2011 .........................       4,125
                1,410       (Tom Miller Inc. Project), AMT, 4% due 12/01/2009 ..............................       1,410
                2,400       (Universal Tube, Inc. Project), AMT, 4% due 8/01/2011 ..........................       2,400
                3,500       (Waltec American Forgings), 4.05% due 10/01/2009 ...............................       3,500
                  425       (Whitehall Industries), AMT, Series A-6, 4.20% due 1/01/2014 ...................         425
               14,600   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                        VRDN, Series A, 4.10% due 4/15/2018 (a) ............................................      14,600
                7,500   Michigan State Trunk Line, FLOATS, VRDN, Series SG-44, 4.12% due 11/15/2024 (a) ....       7,500
                2,000   Muskegon County, Michigan, Economic Development Corporation, Limited
                        Obligation Revenue Bonds (Baker College), VRDN, 4% due 12/01/2021 (a) ..............       2,000
                1,300   Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds (William
                        Beaumont Hospital), VRDN, Series L, 4.15% due 1/01/2027 (a) ........................       1,300
                  175   Sterling Heights, Michigan, Economic Development Corporation, Limited
                        Obligation Revenue Refunding Bonds (Sterling Shopping Center), VRDN,
                        4.05% due 12/01/2010 (a) ...........................................................         175
                        University of Michigan, University Revenue Bonds, VRDN, Series A (a):
               15,000       (Hospital), 4.15% due 12/01/2027 ...............................................      15,000
               11,590       (Medical Service Plan), 4.15% due 12/01/2027 ...................................      11,590
                1,600       Refunding (Hospital), 4% due 12/01/2019 ........................................       1,600
                8,000   Walled Lake, Michigan, Consolidated School District, MSTR, VRDN, UT,
                        Series 68, 4.10% due 5/01/2022 (a)(c) ..............................................       8,000
                6,900   Wayne Charter County, Michigan, Airport Revenue Refunding Bonds (Detroit
                        Metropolitan County), VRDN, AMT, Series A, 4% due 12/01/2016 (a) ...................       6,900
                4,000   Wayne County, Michigan, Community College Notes, 4% due 4/01/1999 ..................       4,006
                  800   Wyoming, Michigan, Economic Development Corporation, Revenue Refunding
                        Bonds (Family One Inc. Project), VRDN, AMT, 4.05% due 11/01/2019 (a) ...............         800
------------------------------------------------------------------------------------------------------------------------
Puerto Rico--   4,600   Puerto Rico Commonwealth, Government Development Bank, Refunding, VRDN,
1.4%                    3.625% due 12/01/2015 (a)(c) .......................................................       4,600
------------------------------------------------------------------------------------------------------------------------
                        Total Investments (Cost--$341,272*)--99.1% .........................................     341,272

                        Other Assets Less Liabilities--0.9% ................................................       3,259
                                                                                                                --------
                        Net Assets--100.0% .................................................................    $344,531
                                                                                                                ========
========================================================================================================================

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1998.
(b)   FGIC Insured.
(c)   MBIA Insured.
*     Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1998

Assets:
Investments, at value (identified cost--$341,271,959) (Note 1a) ......................                  $ 341,271,959
Cash .................................................................................                         24,093
Receivables:
  Interest ...........................................................................  $   2,192,931
  Securities sold ....................................................................         84,579       2,277,510
                                                                                        -------------
Prepaid registration fees and other assets (Note 1d) .................................                      1,232,164
                                                                                                        -------------
Total assets .........................................................................                    344,805,726
                                                                                                        -------------
Liabilities:
Payables:
  Investment adviser (Note 2) ........................................................        140,209
  Distributor (Note 2) ...............................................................         78,541         218,750
                                                                                        -------------
Accrued expenses and other liabilities ...............................................                         56,359
                                                                                                        -------------
Total liabilities ....................................................................                        275,109
                                                                                                        -------------
Net Assets ...........................................................................                  $ 344,530,617
                                                                                                        =============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized                   $  34,469,803
Paid-in capital in excess of par .....................................................                    310,228,227
Accumulated realized capital losses--net (Note 4) ....................................                       (167,413)
                                                                                                        -------------
Net Assets--Equivalent to $1.00 per share based on 344,698,030 shares of beneficial
interest outstanding .................................................................                  $ 344,530,617
                                                                                                        =============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                   $ 5,961,455

Expenses:
Investment advisory fees (Note 2) ......................    $   814,943
Distribution fees (Note 2) .............................        203,006
Accounting services (Note 2) ...........................         28,439
Professional fees ......................................         26,033
Transfer agent fees (Note 2) ...........................         25,858
Registration fees (Note 1d) ............................         23,456
Custodian fees .........................................         14,527
Printing and shareholder reports .......................          8,127
Pricing fees ...........................................          4,082
Trustees' fees and expenses ............................          1,018
Other ..................................................          1,639
                                                            -----------
Total expenses .........................................                     1,151,128
                                                                           -----------
Investment income--net .................................                     4,810,327
Realized Loss on Investments--Net (Note 1c) ............                       (12,037)
                                                                           -----------
Net Increase in Net Assets Resulting from Operations ...                   $ 4,798,290
                                                                           ===========

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the          For the
                                                                                         Six Months           Year
                                                                                           Ended             Ended
                                                                                        September 30,       March 31,
Increase (Decrease) in Net Assets:                                                          1998              1998
--------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .............................................................  $   4,810,327    $   8,565,688
Realized loss on investments--net ..................................................        (12,037)          (5,036)
                                                                                      -------------    -------------
Net increase in net assets resulting from operations ...............................      4,798,290        8,560,652
                                                                                      -------------    -------------
Dividends to Shareholders (Note 1e):
Investment income--net .............................................................     (4,810,327)      (8,565,688)
                                                                                      -------------    -------------
Net decrease in net assets resulting from dividends to shareholders ................     (4,810,327)      (8,565,688)
                                                                                      -------------    -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ...................................................    711,478,205    1,337,768,909
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e) ..........................................................................      4,810,428        8,565,686
                                                                                      -------------    -------------
                                                                                        716,288,633    1,346,334,595
Cost of shares redeemed ............................................................   (677,792,345)  (1,313,252,528)
                                                                                      -------------    -------------
Net increase in net assets derived from beneficial interest transactions ...........     38,496,288       33,082,067
                                                                                      -------------    -------------
Net Assets:
Total increase in net assets .......................................................     38,484,251       33,077,031
Beginning of period ................................................................    306,046,366      272,969,335
                                                                                      -------------    -------------
End of period ......................................................................  $ 344,530,617    $ 306,046,366
                                                                                      =============    =============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

                                                               For the
The following per share data and ratios have been derived    Six Months
from information provided in the financial statements.          Ended                 For the Year Ended March 31,
                                                             September 30,   -----------------------------------------------
Increase (Decrease) in Net Asset Value:                          1998          1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......................   $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                               --------      --------     --------     --------     --------
Investment income--net .....................................        .01           .03          .03          .03          .03
                                                               --------      --------     --------     --------     --------
Total from investment operations ...........................        .01           .03          .03          .03          .03
                                                               --------      --------     --------     --------     --------
Less dividends from investment income--net .................       (.01)         (.03)        (.03)        (.03)        (.03)
                                                               --------      --------     --------     --------     --------
Net asset value, end of period .............................   $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                               ========      ========     ========     ========     ========
Total Investment Return ....................................       2.97%*        3.07%        2.90%        3.12%        2.57%
                                                               ========      ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses ...................................................        .71%*         .71%         .72%         .73%         .73%
                                                               ========      ========     ========     ========     ========
Investment income--net .....................................       2.95%*        3.02%        2.84%        3.05%        2.54%
                                                               ========      ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) ...................   $344,531      $306,046     $272,969     $247,544     $220,171
                                                               ========      ========     ========     ========     ========

* Annualized.

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1998, the Fund had a net capital loss carryforward of approximately $155,000, of which $62,000 expires in 2001, $4,000 expires in 2002, $50,000 expires in 2003, $32,000 expires in 2005 and $7,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

CMA MICHIGAN MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
  262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.

CMA Michigan
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #16056--9/98

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